ANNUAL REPORT
OCTOBER 31, 1999

                                     [LOGO]

                                 DEM INDEX FUND
                          A DOMESTIC EMERGING MARKETS
                             INVESTMENT OPPORTUNITY

                                                         THE CHAPMAN FUNDS, INC.

A MESSAGE TO OUR SHAREHOLDERS

    We are pleased to provide you with our first annual report for shareholders of the DEM Index Fund and would like to welcome you as shareholders. The Fund, launched on March 23, 1999, is a pioneer in the "Domestic Emerging Markets" segment, which we believe, offers exciting opportunities for investment. The "Domestic Emerging Markets" market segment is comprised of companies ("DEM companies") that are controlled by African Americans, Asian Americans, Hispanic/Latino Americans or women that are located in the United States and its territories (the "DEM profile"). The Fund is an unmanaged index fund designed to track as closely as possible the performance of the DEM Index. The DEM Index was developed and is controlled by The Chapman Co., an investment banking affiliate of Chapman Capital Management, Inc., the Fund's investment adviser. It is a market capitalization weighted index of companies that meet the DEM Profile.

    On July 30, 1999, the DEM Index was increased from its original 30 stocks to a total of 100 stocks. This change was made in order to better diversify the index and reduce its exposure to volatility in any single stock or market sector. The resulting index is still comprised of a mixture of small-, mid-, and large-cap stocks, but there is now a broader mix of companies in each of these categories. The DEM Index is intended to track the performance of the broader DEM Universe, which currently consists of 180 DEM companies identified by Chapman Capital Management, Inc.

    This report covers the seven month period from March 23, 1999, the date of the fund's inception, to October 31, 1999. During the six-month period from April through October, the domestic economy remained very strong. The unemployment rate remained near recent historic lows, reaching 4.1% in October. Third quarter Gross Domestic Product increased to 5.5% from a very healthy 4.8% in the second quarter. This strong economic performance has been accompanied by only occasional hints of inflationary pressure, as the consumer price index advanced just 0.2% in October, down from 0.4% in September. Despite the benign inflation numbers, the Federal Reserve Board raised interest rates by 1/4 of a point twice over the period (followed by a third 1/4 point increase in November).

    The environment for stocks was much more volatile over this period than the economic indicators would suggest. All of the major stock indices experienced a great deal of volatility during the period. After dipping early in the period, the S&P 500 Index and Russell 2000 Growth Index hit highs in mid-July before dropping again to intra-period lows in mid-October. The patterns were similar with the Dow Jones Industrials and the Nasdaq Composite Index ("Nasdaq"), although the Dow hit its high in August, and the Nasdaq, although following a similar pattern, never fell as much as the other indices. All of these indices began a sharp increase in mid-October. These increases have been led by technology issues. As a result, indices with a heavy technology emphasis, such as the Nasdaq, have been among the strongest performers with large technology stocks pushing the Nasdaq to its all time high of 2966.43 on October 29.

PERFORMANCE REVIEW

    The DEM Index followed a similar pattern to these major indices over the period. The DEM Index experienced several major ups and downs over the period, hitting its lowest point in mid-June. However, the DEM Index experienced a much stronger upward trend at the end of the period than any major index. Consequently, the DEM Index outperformed the major indices by a considerable margin during this period.

    The DEM Index Fund has tracked the performance of the DEM Index fairly closely but, as is usually the case with index funds, the Fund's operating and management expenses caused it to trail the DEM Index. In addition, with only $146 thousand in assets under management as of October 31, 1999, it is also difficult to match the Fund weightings with those in the DEM Index in a cost-effective manner. Therefore, since inception, Investor Share and Institutional Share performance is 2.60% and 2.30% below that of the DEM Index. However, the DEM Index Fund still managed to outperform its benchmark, the Russell 2000

Growth Index, returning 33.45% for Investor Shares and 33.66% for Institutional Shares. In comparison, the Russell 2000 Growth Index experienced a 13.89% increase during the same the period.

    Since the Fund's inception in March 1999, a $10,000 investment in the Fund's Investor Shares would have grown to $12,711 (including maximum sales charge of 4.75%), and a $10,000 investment in the Fund's Institutional Shares would have grown to $13,366. In comparison, the same initial investment in the Russell 2000 Growth Index would have grown to $11,389.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE COMPARISON
                             Institutional  Investor  Russell 2000
                                    Shares    Shares  Growth Index
March 23, 1999*                    $10,000    $9,500       $10,000
October 31, 1999                   $13,366   $12,711       $11,389
*Commencement of Operations

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEM INDEX FUND TOTAL RETURN
For the period March 23, 1999* through October 31, 1999
                                                         Since Inception
Investor Shares
with sales charge                                                 27.11%
w/o sales charge                                                  33.45%
Institutional Shares                                              33.66%
Russell 2000
Growth Index                                                      13.89%
DEM Index                                                         36.05%
*Commencement of operations

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    The changes in the portfolio were driven by many of the same trends occurring in the wider stock market. Technology stocks rode a wave of favorable investor sentiment as Internet use continues to grow at a rapid pace and e-commerce takes a bigger piece of both business to consumer and business to business commerce. The top five performers in the DEM Index Fund all benefited from these trends to one degree or another. Alliance Semiconductor (ALSC) was our top performer, turning in a 285.1% gain since the Fund's inception. Increasing use of computer related products drives demand for semiconductors and this was reflected not only in ALSC, but our other semiconductor stocks as well (Pericom Semiconductor (PSEM) and Lattice Semiconductor (LSCC) were up 113.7% and 22.0%, respectively). Electronic commerce stocks were investor darlings over this period. Broadvision (BVSN), which gained 211.3% for the period, is recognized as a leader in supplying software and solutions for e-commerce. I2 Technologies (ITWO), a leading developer of supply chain software is also increasingly viewed as an e-commerce play, a perception that helped this stock climb 146.7% during the period. Rounding out the top performers were two recent initial public offerings. Appnet (APNT) and Proxicom (PXCM) are web services firms that help companies design and build web sites. Proxicom, which went public April 20, 1999, and Appnet, which went public June 18, 1999, gained 125.3% and 180.1% respectively for the DEM Index Fund over the period.

    The worst performers in the portfolio were affected by a variety of factors, some industry-wide and some company specific. CHS Electronics (HS) suffered after revelations that a senior manager had manipulated the books in order to claim higher vendor rebates than were justified. This led to other problems at this highly leveraged company. Consequently, the stock fell 75.4% over the period. QuePasa.com was our second worst performer, falling 57.2%. Shortly after its June initial public offering, this company became embroiled in a dispute with its founder, who was subsequently dismissed. In addition, a number of Internet portals targeting Hispanics have gone public since June, increasing the competition that QuePasa.com will face in its market. Komag Inc (KMAG) was down 56.7% for the seven months due to overall weakness in the disk storage market. Rounding out our poor performers were two health care stocks, Pediatrix Medical
(PDX) and Kendle International (KNDL), down 55.5% and 54.2%, respectively. In addition to numerous problems at various healthcare related companies and the resulting investor avoidance of this sector, these two stocks had specific reasons for their declines. Pediatrix, which operates neonatal clinics, suffered from questions regarding its accounting for acquisitions (which proved to be unfounded) and then missed consensus earnings estimates by a few pennies. Kendle, a contract medical research and testing company missed consensus second quarter earnings estimates by a wide margin.

    Overall, the number of stocks posting advances and those posting declines was fairly even, with 48 gainers and 52 decliners. However, there were more big gainers than big losers, as 16 stocks advanced more than 50%, while only 11 stocks fell 33% or more.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOP TEN PORTFOLIO HOLDINGS AS OF 10/31/99
STOCK                                      % OF TOTAL NET ASSETS
Univision Communications                                     9.8
Gemstar International                                        9.7
Golden West Financial                                        7.0
I2 Technologies                                              6.2
Broadvision, Inc.                                            6.1
Popular, Inc.                                                4.4
American Water Works, Inc.                                   3.2
Vitria Technology                                            2.3
Amkor Technology, Inc.                                       2.2
Infospace.com, Inc.                                          2.2

OUTLOOK

    We remain optimistic that the favorable economic environment will continue and that the recent interest rate increases by the Federal Reserve Board will permit the current economic expansion to continue for an extended period with less danger of inflation. We believe that such an environment should be conducive to the continued strength of the DEM Index and to the performance of the Fund.

    We thank you for your confidence and the opportunity to continue EARNING your business.

                                                       Sincerely,
                                                       [LOGO]
                                                       /s/ Nathan A. Chapman, Jr.
                                                       ---------------------------------------------
                                                       Nathan A. Chapman, Jr.
                                                       PRESIDENT

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1999

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
---------------------                                                                 ------------
                        COMMON STOCK--91.7%

                        AUTO & TRANSPORTATION--.8%
                        TRANSPORTATION
          46              Atlas Air, Inc. +.........................................    $  1,242
                                                                                        --------
                        Total Auto & Transportation.................................       1,242
                                                                                        --------

                        CONSUMER DISCRETIONARY--19.7%
                        APPAREL
          31              Authentic Fitness.........................................         603
          37            Chaus Bernard, Inc. +.......................................          95
          29            Donna Karan International +.................................         243
          14            Perry Ellis International, Inc. +...........................         161
                        CONSUMER PRODUCTS
          26              Movado Group, Inc.........................................         572
          10            National Presto Industries, Inc.............................         370
                        CONSUMER SERVICES
         130              INFOUSA, Inc. +...........................................         719
           7            M/A/R/C, Inc................................................         138
                        ENTERTAINMENT
          11              BIG Entertainment +.......................................         187
                        ENVIRONMENTAL SERVICES
          19              ATG, Inc. +...............................................         102
                        RENTAL/LEASING COMMERCIAL
          29              Neff Corporation +........................................         321
                        FURNITURE
          55              Ethan Allen Interiors, Inc................................       1,956
                        MEDIA/PUBLISHING
          16              Granite Broadcasting Corporation +........................         206
          24            Radio One, Inc., Class A +..................................       1,197
         168            Univision Communications, Inc. +............................      14,291
                        RETAILERS
          12              Lillian Vernon Corporation................................         152
          21            PC Connection, Inc. +.......................................         436
          17            Wet Seal, Inc., Class A +...................................         238
                        SOFTWARE & TECHNOLOGY SERVICE
          46              Advantage Learnings, Inc. +...............................       1,271
          21            Proxicom, Inc. +............................................       1,612
          95            Starmedia Network, Inc. +...................................       2,731
                        TEXTILES: APPAREL MANUFACTURERS
          78              The Warnaco Group, Inc., Class A..........................       1,111
                                                                                        --------
                        Total Consumer Discretionary................................      28,712
                                                                                        --------

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1999 CONTINUED

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        CONSUMER STAPLES--1.6%
                        CONSUMER PRODUCTS
          24              Nature's Sunshine Products................................     $   177
                        FOOD
          67              Tootsie Roll Industries, Inc..............................       2,123
                                                                                         -------
                        Total Consumer Staples......................................       2,300
                                                                                         -------

                        FINANCIAL SERVICES--16.9%
                        BANKS
          12              Cathay Bancorp, Inc.......................................         461
          17            First Indiana Corporation...................................         416
          39            Firstbank Puerto Rico.......................................         873
          20            G B C Bancorp...............................................         409
          92            Golden West Financial.......................................      10,281
          14            Hamilton Bancorp, Inc. +....................................         222
          24            International Bancshares....................................       1,089
          14            Jeffbanks, Inc..............................................         416
         213            Popular, Inc................................................       6,377
           6            Vista Bancorp, Inc..........................................         104
                        FINANCIAL SERVICES
          64              Doral Financial Corporation +.............................         820
          18            Oriental Financial Group, Inc...............................         407
          39            R&G Financial Corporation, Class B..........................         595
          20            Ugly Duckling Corporation +.................................         178
                        INSURANCE
          10              Meridian Insurance Group, Inc.............................         166
                        INVESTMENT MANAGEMENT
          30              Siebert Financial Corporation.............................         427
                        MEDIA/PUBLISHING
          13              Value Line, Inc...........................................         453
                        SOFTWARE & TECHNOLOGY SERVICE
          16              Advent Software +.........................................         962
                                                                                         -------
                        Total Financial Services....................................      24,656
                                                                                         -------

                        HEALTH CARE -.7%
                        HEALTH CARE
          21              Pediatrix Medical Group +.................................         186
                        MEDICAL PRODUCTS
          21              Chromatics Color Sciences, Inc. +.........................         126
          11            ICU Medical, Inc. +.........................................         165
                        MEDICAL INFORMATION SYSTEMS
          15              Kendle International +....................................         106

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1999 CONTINUED

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        HEALTH CARE -.7% (CONTINUED)
                        PHARMACEUTICAL
          25              Akorn, Inc. +.............................................     $    97
          54            Genelabs Technologies, Inc. +...............................         174
          11            Neopharm, Inc. +............................................         151
                                                                                         -------
                        Total Health Care...........................................       1,005
                                                                                         -------
                        MATERIALS & PROCESSING--.3%
                        AGRICULTURE
          10              Maui Land & Pineapple Company.............................         201
                        BUILDING MATERIALS
           7              Puerto Rican Cement Co., Inc..............................         253
                                                                                         -------
                        Total Materials & Processing................................         454
                                                                                         -------
                        PRODUCER DURABLES--10.5%
                        COMMUNICATIONS
          37              Mastec, Inc. +............................................       1,212
                        TECHNOLOGY
         163              Gemstar International Group Limited +.....................      14,160
                                                                                         -------
                        Total Producer Durables.....................................      15,372
                                                                                         -------
                        TECHNOLOGY--37.4%
                        COMMUNICATIONS
          46              Egan Communications +.....................................       1,340
          33            Premisys Communications, Inc. +.............................         320
          13            Startec Global Communications Corporation +.................         208
                        COMPUTERS
          61              Smart Modular Technologies +..............................       2,265
                        ELECTRONICS
          13              Pericom Semiconductor Corporation +.......................         210
                        RETAILERS
         113              CHS Electronics, Inc. +...................................          99
                        SOFTWARE & TECHNOLOGY SERVICE
          41              Appnet Systems, Inc. +....................................       1,786
          42            Aspect Development, Inc. +..................................       1,486
          80            Autodesk, Inc...............................................       1,500
          45            Avant Corporation +.........................................         579
         120            Broadvision, Inc. +.........................................       8,835
          47            Complete Business Solutions, Inc. +.........................         682
          15            DSET Corp +.................................................         263
         114            I2 Technologies, Inc. +.....................................       8,999
          46            IMRglobal Corporation +.....................................         472
          23            Informatica Corporation +...................................       1,662
          58            Infospace Company, Inc. +...................................       3,226
          31            Integrated Systems, Inc. +..................................         521
          21            Intelligroup, Inc. +........................................         210
          38            Keynote Systems, Inc. +.....................................       1,724
          18            Marimba, Inc. +.............................................         513

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1999 CONTINUED

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        TECHNOLOGY -37.4% (CONTINUED)
          80            Mastech Corporation +.......................................    $  1,370
          43            Netscout Systems, Inc. +....................................         882
          30            Omega Research, Inc. +......................................         172
          48            Open Market +...............................................         852
          30            Pinnacle Systems, Inc. +....................................         832
          41            QAD, Inc. +.................................................         141
          18            Quepasa.com, Inc. +.........................................         137
          51            Syntel, Inc. +..............................................         421
           7            Software Spectrum, Inc. +...................................          70
          50            Vitria Technology +.........................................       3,297
                        TECHNOLOGY
         160              Amkor Technology, Inc. +..................................       3,230
          56            Alliance Semiconductor Corporation +........................         651
          54            ESS Technology Corporation +................................         712
          73            Komag, Inc. +...............................................         121
          64            Lattice Semiconductor Corporation +.........................       2,264
          34            Neomagic Corporation +......................................         271
          40            Nvidia Corporation +........................................         885
          68            Oak Technology, Inc. +......................................         323
          15            Opti, Inc. +................................................          99
          12            Osicom Technologies, Inc. +.................................          99
          31            Silicon Storage Technology +................................         529
          21            Sigma Designs +.............................................         123
          18            Trident Microsystems, Inc. +................................         152
                                                                                        --------
                        Total Technology............................................      54,533
                                                                                        --------
                        UTILITIES--3.8%
                        COMMUNICATIONS
          38              Primus Telecommunications Group +.........................         841
                        UTILITIES
         161              American Water Works, Inc.................................       4,699
                                                                                        --------
                        Utilities Total.............................................       5,540
                                                                                        --------
                        Total Common Stock (Cost $108,734)--91.7%...................     133,814
                                                                                        --------

                        Total Investments in Securities--91.7%......................     133,814
                        Other Assets Less Liabilities--8.3%.........................      12,158
                                                                                        --------
                        Net Assets--100%............................................    $145,972
                                                                                        ========

+  Non-income producing security

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1999

ASSETS:
Investments in securities at value (cost $108,734)..........  $133,814
Cash........................................................     6,724
Dividend receivable.........................................        41
Receivable for shares sold..................................       214
Receivable from investment advisor..........................    63,921
                                                              --------
Total assets................................................   204,714
                                                              --------
LIABILITIES:
Accrued expenses............................................    58,742
                                                              --------
Total liabilities...........................................    58,742
                                                              --------
NET ASSETS..................................................  $145,972
                                                              ========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $110,901
Accumulated net realized gain on investments................     9,991
Net unrealized appreciation of investments..................    25,080
                                                              --------
                                                              $145,972
                                                              ========
NET ASSET VALUE AND REDEMPTION PRICE PER:
  Institutional Shares
  ($133,674 / 6,999 shares outstanding).....................  $  19.10
                                                              ========
  Investor Shares
  ($12,298 / 645 shares outstanding)........................  $  19.07
                                                              ========
OFFERING PRICE PER INVESTOR SHARES:
  Net asset value...........................................  $  19.07
  Sales charge (maximum of 4.75% of offering price).........       .95
                                                              --------
  Offering price............................................  $  20.02
                                                              ========

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
STATEMENT OF OPERATIONS

                                                               FOR THE PERIOD
                                                              MARCH 23, 1999(1)
                                                                   THROUGH
                                                              OCTOBER 31, 1999
                                                              -----------------
INVESTMENT INCOME:
  Dividends.................................................      $    337
                                                                  --------
    Total investment income.................................           337
                                                                  --------
EXPENSES:
  Management and administrative fees (Note 3)...............           405
  Distribution fees.........................................           173
  Transfer agent fees.......................................        16,047
  Fund accounting fees......................................        14,403
  Professional fees.........................................        13,099
  Registration fees.........................................         8,397
  Shareholder reports.......................................         4,111
  Directors fees............................................         4,015
  Custody fees..............................................         2,222
  Miscellaneous.............................................         2,164
                                                                  --------
    Total expenses..........................................        65,036
    Reimbursement of expenses...............................       (63,921)
                                                                  --------
    Net expenses............................................         1,115
                                                                  --------
Net investment loss.........................................          (778)
                                                                  --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions..............        10,769
  Net unrealized appreciation of investments................        25,080
                                                                  --------
    Net realized and unrealized gain on investments.........        35,849
                                                                  --------
Net Increase In Net Assets Resulting From Operations........      $ 35,071
                                                                  ========

------------------------

1   Commencement of Operations

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                              MARCH 23, 1999(1)
                                                                   THROUGH
                                                               OCTOBER 31, 1999
                                                              ------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................       $   (778)
  Net realized gain on investment transactions..............         10,769
  Net unrealized appreciation of investments................         25,080
                                                                   --------
    Net increase in net assets from operations..............         35,071
                                                                   --------
Capital Share Transactions (Note 4):
  Proceeds from shares sold
    Institutional Shares....................................        100,014
    Investor Shares.........................................         11,164
                                                                   --------
    Total proceeds from shares sold.........................        111,178
                                                                   --------
  Cost of shares repurchased
    Investor Shares.........................................            277
                                                                   --------
    Increase in net assets from capital share
      transactions..........................................        110,901
                                                                   --------
  Total increase in net assets..............................        145,972
                                                                   --------
NET ASSETS:
  Beginning of period.......................................             --
                                                                   --------
  End of period.............................................       $145,972
                                                                   ========

------------------------

1   Commencement of Operations

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND--INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              MARCH 23, 1999(1)
                                                                   THROUGH
                                                              OCTOBER 31, 1999
                                                              -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................      $  14.29
                                                                  --------
INVESTMENT OPERATIONS:
  Net investment loss(2)....................................          (.19)
  Net realized and unrealized gain on investments...........          5.00
                                                                  --------
  Total from investment operations..........................          4.81
                                                                  --------
DISTRIBUTIONS:
  From net investment income................................           -0-
  From net realized gains on investments....................           -0-
                                                                  --------
  Total distributions.......................................           -0-
                                                                  --------
  Net asset value, end of period............................      $  19.10
                                                                  ========
TOTAL RETURN(3).............................................         33.66%

RATIOS TO AVERAGE NET ASSETS:(4)
  Expenses..................................................          2.40%
  Net investment loss.......................................         (1.94)%
  Expenses prior to voluntary expense waiver and
    reimbursement...........................................          N.M.
SUPPLEMENTAL DATA:
  Net Assets, end of period.................................      $133,676
  Portfolio turnover rate...................................         87.47%

------------------------

1 Commencement of operations. Ratios have been annualized and total return has not been annualized.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions).

4 Chapman Capital Management, Inc. (CCM), the Fund's investment advisor, voluntarily agreed to limit the advisory fee to an aggregate of .41% of the average daily net assets for the first fiscal year of the Fund. Additionally, CCM also voluntarily agreed to limit the total annual operating expenses of the Institutional Shares to 2.00% of average daily net assets effective July 1, 1999. Prior to July 1, 1999, CCM limited expenses to 2.69% of average daily net assets (exclusive of distribution, income, excise and other taxes and extraordinary expenses). Due to the relatively short period of operations, the gross expenses to average net assets has not been presented as it is deemed to be not meaningful.

THE CHAPMAN FUNDS, INC.
DEM INDEX--INVESTOR SHARES
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              MARCH 23, 1999(1)
                                                                   THROUGH
                                                              OCTOBER 31, 1999
                                                              -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................       $ 14.29
                                                                   -------
INVESTMENT OPERATIONS:
  Net investment loss(2)....................................          (.23)
  Net realized and unrealized gain on investments...........          5.01
                                                                   -------
  Total from investment operations..........................          4.78
                                                                   -------
DISTRIBUTIONS:
  From net investment income................................           -0-
  From net realized gains on investments....................           -0-
                                                                   -------
  Total distributions.......................................           -0-
                                                                   -------
  Net asset value, end of period............................       $ 19.07
                                                                   =======
TOTAL RETURN(3).............................................         33.45%

RATIOS TO AVERAGE NET ASSETS:(4)
  Expenses..................................................          2.69%
  Net investment loss.......................................         (2.23)%
  Expenses prior to voluntary expense waiver and
    reimbursement...........................................          N.M.
SUPPLEMENTAL DATA:
  Net Assets, end of period.................................       $12,296
  Portfolio turnover rate...................................         87.47%

------------------------

1 Commencement of operations. Ratios have been annualized and total return has not been annualized.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions).

4 Chapman Capital Management, Inc. (CCM), the Fund's investment advisor, voluntarily agreed to limit the advisory fee to an aggregate of .41% of the average daily net assets for the first fiscal year of the Fund. Additionally, CCM also voluntarily agreed to limit the total annual operating expenses of the Investor Shares to 2.69% of average daily net assets (exclusive of distribution, income, excise and other taxes and extraordinary expenses). Due to the relatively short period of operations, the gross expenses to average net assets has not been presented as it is deemed to be not meaningful.

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
Notes To Financial Statements--October 31, 1999

NOTE 1--GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers six series; DEM Index Fund, DEM Equity Fund, DEM Multi-Manager Equity Fund, DEM Multi-Manger Bond Fund, U.S. Treasury Money Fund, and Institutional Cash Management Fund. These financial statements pertain to the DEM Index Fund (the "Fund").

The Fund seeks to match as closely as possible, the DEM Index, an index developed and controlled by The Chapman Company, an investment banking affiliate of Chapman Capital Management, Inc., the Fund's investment advisor. The DEM Index is comprised of companies that are located in the Untied States and its territories and that are controlled by African Americans, Asian Americans, Hispanic Americans or women. The Fund, offers two classes of shares, Institutional Shares and Investor Shares, which both commenced operations on March 23, 1999. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION--Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.

FEDERAL INCOME TAXES--No provision for federal income taxes has been made since the Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND OTHER--The Fund accounts for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Chapman Capital Management, Inc. ("CCM"), a wholly-owned direct subsidiary of Chapman Capital Management Holdings, Inc., is the investment adviser for the Fund. The Fund pays CCM an advisory fee at an annual rate of .9 of 1% of the Fund's average daily net assets, and an administration fee at an annual rate of
 .15% of the Fund's average daily net assets. The investment advisor has voluntarily limited its total

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 1999

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES (CONTINUED)

fees to the annual rate of .41% of the value of the Fund's average daily net assets during the first fiscal year of the Fund.

CCM has agreed to bear all expenses (excluding income, excise and other taxes and extraordinary expenses) in excess of 2.00% of average daily net assets until at least December 31, 2000 of the Institutional Shares. Prior to July 1, 1999, CCM limited expenses to 2.69% of average daily net assets of the Institutional Shares. In addition, CCM has agreed to bear all expenses of the Investor Shares (excluding income, excise and other taxes and extraordinary expenses) in excess of 2.69% of average daily net assets until at least December 31, 2000. However, there can be no assurance that the investment adviser will continue to voluntarily limit the amount of such fees beyond December 31, 2000.

First Data Investor Services Group ("First Data") serves as the Fund's Transfer and Dividend Paying Agent (the "Transfer Agent"), and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, the Fund pays First Data an account fee plus an additional class fee. As compensation for its accounting services, the Fund pays First Data a fee based on its average daily net assets plus an additional class fee.

For the year ended October 31, 1999, The Chapman Co., an affiliate of CCM, earned commissions on sales of Investor Shares of $530, and received brokerage commissions related to Fund portfolio transactions of $462.

Pursuant to Rule 12b-1 under the 1940 Act, the Chapman Co., the Distributor of the Fund (the "Distributor"), receives a fee under the Investor Shares Distribution Plan for stockholder and distribution services at an annual rate of
 .75% (up to .25% stockholder service fee and .50% distribution fee) of the average daily net assets of the Fund attributable to the Investor Shares. The Distributor has voluntarily waived such fee during the first fiscal year of the Fund. These voluntary limits are not contractual and could change. For the year ended October 31, 1999, total distribution fees waived were $346. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services at an annual rate of
 .25% of the average daily net assets of the Fund attributable to the Institutional Shares. For the year ended October 31, 1999 expenses payable to The Chapman Co. for distribution services was $26.

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 1999

NOTE 4--CAPITAL SHARE TRANSACTIONS

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares are designated as DEM Index Institutional Shares, and 1 billion shares are designated as DEM Index Investor Shares. Transactions in shares of the respective classes were as follows:

                                                                 FOR THE PERIOD MARCH 23, 1999(1)
                                                                             THROUGH
                                                                         OCTOBER 31, 1999
                                                              --------------------------------------
                                                              INSTITUTIONAL SHARES   INVESTOR SHARES
                                                              --------------------   ---------------
Shares sold.................................................           6,999               663
Shares issued as reinvestment of dividends..................              --                --
Shares repurchased..........................................              --                18
                                                                       -----               ---
Net increase in shares outstanding..........................           6,999               645
                                                                       =====               ===

------------------------

1   Commencement of operations.

NOTE 5--INVESTMENT TRANSACTIONS

Excluding short-term obligations, purchases of investment securities aggregated $185,357 and proceeds from sales aggregated $87,393 for the year ending
October 31, 1999.

The following balances are as of October 31, 1999:

                                                   TAX BASIS (NET)                             TAX BASIS (GROSS)
                              COST FOR FEDERAL       UNREALIZED         TAX BASIS (GROSS)         UNREALIZED
                             INCOME TAX PURPOSES    APPRECIATION     UNREALIZED APPRECIATION    (DEPRECIATION)
                             -------------------   ---------------   -----------------------   -----------------
DEM Index Fund.............       $108,841             $24,973               $34,287                ($9,314)

NOTE 6--DIRECTOR'S FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the Investment Company Act of 1940, of the adviser. For the year ended October 31, 1999, these "affiliated persons" did not receive any compensation from the Company.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Chapman Funds, Inc.--DEM Index Fund

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Chapman Funds, Inc.--DEM Index Fund as of October 31, 1999, and the related statement of operations, statement of changes in net assets, and financial highlights for the period March 23, 1999 (commencement of operations) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chapman Funds, Inc.--DEM Index Fund at October 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for the period March 23, 1999 (commencement of operations) through October 31, 1999, in conformity with generally accepted accounting principles.

                                                                          [LOGO]

Philadelphia, Pennsylvania

December 3, 1999

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS
                            WHO HAVE RECEIVED A COY
                        OF THE DEM INDEX FUND PROSPECTUS

                                     [LOGO]

                               THE CHAPMAN FUNDS
                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES

                       TRANSFER AND DIVIDEND PAYING AGENT
                             AND ACCOUNTING AGENT:

                                   PFPC, INC.
                               3200 HORIZON DRIVE
                                  PO BOX 61503
                           KING OF PRUSSIA, PA 19406
                                 1-800-441-6580

                              INVESTMENT ADVISOR:
                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

                                   CUSTODIAN:

                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226

                                  DISTRIBUTOR:

                              THE CHAPMAN COMPANY
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

        FOR SHAREHOLDER INQUIRIES CALL THE CHAPMAN CO. AT 1-800-752-1013
                                       OR
                          PFPC, INC. AT 1-800-441-6580